NATIONWIDE MUTUAL FUNDS

Nationwide Amundi Global High Yield Fund	Nationwide Global Sustainable Equity Fund
Nationwide Amundi Strategic Income Fund	Nationwide Government Money Market Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Inflation-Protected Securities Fund
Nationwide Bailard Emerging Markets Equity Fund	Nationwide International Index Fund
Nationwide Bailard International Equities Fund	Nationwide International Small Cap Fund
Nationwide Bailard Technology & Science Fund	Nationwide Long/Short Equity Fund
Nationwide Bond Fund	Nationwide Loomis All Cap Growth Fund
Nationwide Bond Index Fund	Nationwide Loomis Core Bond Fund
Nationwide Core Plus Bond Fund	Nationwide Loomis Short Term Bond Fund
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide Mid Cap Market Index Fund
(formerly, Nationwide Large Cap Equity Fund)	Nationwide S&P 500 Index Fund
Nationwide Dynamic U.S. Growth Fund	Nationwide Small Cap Index Fund
(formerly, Nationwide Growth Fund)	Nationwide Small Company Growth Fund
Nationwide Emerging Markets Debt Fund	Nationwide U.S. Small Cap Value Fund
Nationwide Fund	Nationwide WCM Focused Small Cap Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Ziegler Equity Income Fund
Nationwide Geneva Small Cap Growth Fund	Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated April 2, 2019
to the Statement of Additional Information dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective April 30, 2019, the SAI is amended as follows:

1.	All references to, and information regarding, Creighton Jue are deleted in their entirety.

2.	The table included in the section “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is supplemented to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund as of December 31, 2018
BlackRock Investment Management, LLC
Amy Whitelaw	Nationwide International Index Fund	None
	Nationwide Mid Cap Market Index Fund	None
	Nationwide S&P 500 Index Fund	None
	Nationwide Small Cap Index Fund	None
Jennifer Hsui, CFA	Nationwide International Index Fund	None
	Nationwide Mid Cap Market Index Fund	None
	Nationwide S&P 500 Index Fund	None
	Nationwide Small Cap Index Fund	None

3.
The second heading entitled “Discretionary Incentive Compensation – Messrs. Jue, Mason and Savage and Ms. Aguirre” and related subsequent paragraph in the section “Description of Compensation Structure -BlackRock Investment Management, LLC (“BlackRock”)” under the heading “Appendix C – Portfolio Managers” are deleted in their entirety and replaced with the following:

Discretionary Incentive Compensation – Messrs. Mason and Savage and Mses. Aguirre, Whitelaw and Hsui

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Mses. Aguirre, Whitelaw and Hsui and Messrs. Mason and Savage is not measured against a specific benchmark.

4.	The table included in the section “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is supplemented to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
BlackRock Investment Management, LLC
Amy Whitelaw[1]	Mutual Funds: 151 accounts, $729 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 85 accounts, $33.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Jennifer Hsui, CFA[1]	Mutual Funds: 116 accounts, $257.3 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 54 accounts, $57.17 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 37 accounts, $24.04 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
1 Information provided is as of December 31, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE